                                                                                                                                                                          Exhibit 99-A

FORM OF
LETTER OF TRANSMITTAL

CONECTIV
OFFER TO EXCHANGE
5.30% SERIES B NOTES DUE 2005
FOR ANY AND ALL
5.30% NOTES DUE 2005
PURSUANT TO THE PROSPECTUS, DATED            , 2002

THE EXCHANGE OFFER AND THE RIGHT TO WITHDRAW TENDERS WILL EXPIRE AT
5:00 P.M., NEW YORK CITY TIME, ON                 , 2002, UNLESS THE EXCHANGE
OFFER IS EXTENDED BY CONECTIV SUCH TIME AND DATE, AS MAY BE EXTENDED,
REFERRED TO AS THE "EXPIRATION DATE."

The Exchange Agent For The Exchange Offer Is: Wachovia Trust Company, National Association
By Hand and Overnight Courier: Wachovia Trust Company, National Association 40 Broad Street New York, New York 10004 Attention: Semi Selita/Joe Salgado	By Registered or Certified Mail: Wachovia Trust Company, National Association 40 Broad Street New York, New York 10004 Attention: Semi Selita/Joe Salgado	By Facsimile: Wachovia Trust Company, National Association (202) 839-7551 To Confirm by Telephone or for Information Call: (202) 839-7528

          Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of this Letter of Transmittal by facsimile other than as set forth above, will not constitute a valid delivery.

          THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY
BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

          Capitalized terms used but not defined herein have the same respective meanings given them in the Prospectus (as defined below).

          The undersigned acknowledges that he or she has received and reviewed the prospectus,
dated                 , 2002 (as the same may be amended or supplemented from time to time, the
"Prospectus"), of Conectiv, a Delaware corporation (the "Company"), and this Letter of
Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the
"Exchange Offer") to issue and exchange an aggregate principal amount of up to $250,000,000 of the Company's 5.30% Series B Notes due 2005 (the "Exchange Notes"), which issuance and exchange has been registered under the Securities Act of 1933, as amended (the "Securities
Act"), for a like principal amount of the issued and outstanding 5.30% Notes due 2005 that were issued and sold by the Company in a private offering on June 4, 2002 (the "Initial Notes").

          This Letter of Transmittal is to be completed by holders (which term, for purposes of the
Exchange Offer, includes any participant in the Book-Entry Transfer Facility (as defined herein))
of Initial Notes either if (a) certificates ("Certificates") evidencing the Initial Notes are to be forwarded herewith or (b) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering Initial Notes" in the
Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, in which event a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or book-entry confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent's account at
DTC, as well as this Letter of Transmittal (or facsimile hereof or delivery of a book-entry confirmation in lieu hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

          Holders of Initial Notes whose Certificates for such Initial Notes are not immediately available, or who are unable to deliver their Certificates and all other required documents to the
Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-
entry transfer on a timely basis, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer - Procedures for Tendering Initial Notes"
section of the Prospectus.

          DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                           NOTE: SIGNATURES MUST BE PROVIDED BELOW.
          PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

          The undersigned has completed the appropriate boxes below and signed this Letter of
Transmittal to indicate the action the undersigned desires to take with respect to the Exchange
Offer.

ALL TENDERING HOLDERS OF INITIAL NOTES COMPLETE THIS BOX:
DESCRIPTION OF INITIAL NOTES	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Initial Note(s)	Principal Amount Tendered**

	TOTAL

* Need not be completed by book-entry holders.

** Initial Notes tendered hereby must be in denominations of principal amount of $1,000 or integral multiples thereof. See
Instruction 4. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Initial Notes represented by the Initial Notes indicated in column 2. See Instruction 4.

      (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐  CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY
      BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
      EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-
     EXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE
     DTC ACCOUNT NUMBER SET FORTH BELOW.

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF
     GUARANTEED DELIVERY IF TENDERED INITIAL NOTES ARE BEING
     DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
     PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

☐  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE
      INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET
      MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-
      DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE
      PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
      THERETO.

Name

Address

Ladies and Gentlemen:

           Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of Initial Notes in exchange for a like principal amount of Exchange Notes.

           Subject to and effective upon the acceptance for exchange of all or any portion of the
Initial Notes tendered herewith in accordance with the terms and conditions of the Exchange
Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Initial Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Initial
Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the
Prospectus, to (i) deliver Certificates for Initial Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Initial Notes, (ii) present Certificates for such Initial Notes for transfer, and to transfer the Initial Notes on the books of the Company, and (iii) receive for the account of the
Company all benefits and otherwise exercise all rights of beneficial ownership of such Initial
Notes, all in accordance with the terms and conditions of the Exchange Offer.

           THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE
UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE,
SELL, ASSIGN AND TRANSFER THE INITIAL NOTES TENDERED HEREBY AND
THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL
ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE
AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND
THAT THE INITIAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY
ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST,
EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE
COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO
COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE INITIAL
NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS
OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE
UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE
EXCHANGE OFFER.

           The name(s) and address(es) of the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC) of the Initial Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Initial Notes. The Certificate number(s) and the aggregate principal amount of the Initial Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

           If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Initial Notes than are tendered or accepted for exchange, Certificates for such nontendered or nonexchanged Initial Notes will be returned (or, in the case of Initial Notes tendered by book-entry transfer, such Initial Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

           The undersigned understands that tenders of Initial Notes pursuant to any one of the procedures described in "The Exchange Offer - Procedures for Tendering Initial Notes" section of the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Initial Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant in DTC elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with the established ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal.

           The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Initial Notes tendered hereby.

           Unless otherwise indicated herein in the box entitled "Special Issuance Instructions"
below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Initial Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Initial Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Initial Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under
"Special Delivery Instructions," the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature.

           BY TENDERING INITIAL NOTES PURSUANT TO THE EXCHANGE OFFER AND
EXECUTING OR OTHERWISE BECOMING BOUND BY THIS LETTER OF
TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS, WARRANTS AND
AGREES THAT (I) ANY EXCHANGE NOTES RECEIVED BY THE HOLDER WILL BE
ACQUIRED IN THE ORDINARY COURSE OF BUSINESS; (II) THE HOLDER HAS NO
ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN
THE DISTRIBUTION OF THE INITIAL NOTES OR THE EXCHANGE NOTES WITHIN
THE MEANING OF THE SECURITIES ACT; (III) THE HOLDER IS NOT AN
"AFFILIATE," AS DEFINED IN RULE 405 OF THE SECURITIES ACT, OF THE
COMPANY, OR, IF IT IS AN AFFILIATE, THAT THE HOLDER WILL COMPLY WITH
THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE
SECURITIES ACT, TO THE EXTENT APPLICABLE; (IV) IF THE HOLDER IS NOT A
BROKER-DEALER, THAT THE HOLDER IS NOT ENGAGED IN, AND DOES NOT
INTEND TO ENGAGE IN, THE DISTRIBUTION OF THE EXCHANGE NOTES WITHIN
THE MEANING OF THE SECURITIES ACT; (V) IF THE HOLDER IS A BROKER-
DEALER, IT WILL RECEIVE EXCHANGE NOTES IN EXCHANGE FOR INITIAL NOTES
THAT WERE ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-
MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, AND IT WILL DELIVER A
PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN
CONNECTION WITH ANY RESALE OF THOSE EXCHANGE NOTES; AND (VI) IF THE
HOLDER IS A BROKER-DEALER, IT DID NOT PURCHASE THE INITIAL NOTES BEING
TENDERED IN THE EXCHANGE OFFER DIRECTLY FROM THE COMPANY FOR
RESALE PURSUANT TO RULE 144A OR ANY OTHER AVAILABLE EXEMPTION FROM
REGISTRATION UNDER THE SECURITIES ACT.

           THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE
REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED
OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING
BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF
EXCHANGE NOTES RECEIVED IN EXCHANGE FOR INITIAL NOTES, WHERE SUCH
INITIAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR
ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER
TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION
DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES
DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE
NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN
THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED INITIAL NOTES FOR ITS
OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING
ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH
INITIAL NOTES AND EXECUTING OR OTHERWISE BECOMING BOUND BY, THIS
LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE
COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY
FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY
REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH
CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN
ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY
REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY
WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER
EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH
PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE
NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR
SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR
OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED
PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS
GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS
THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE
SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE 180-DAY PERIOD
REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE
ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF
EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND
INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE
DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES
OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT
RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON
WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES
MAY BE RESUMED, AS THE CASE MAY BE.

           AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE
THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES
RECEIVED IN EXCHANGE FOR INITIAL NOTES PURSUANT TO THE EXCHANGE
OFFER MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED,
PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER.
SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE
DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE
PROSPECTUS UNDER "THE EXCHANGE OFFER - EXCHANGE AGENT."

           Interest on each Exchange Note will accrue from the last date on which interest was paid on the Initial Note surrendered in the Exchange Offer or, if no interest has been paid on the
Initial Note, from the date of issuance of the Initial Note. No interest will be paid on the Initial
Notes accepted for exchange, and holders of Initial Notes whose Initial Notes are accepted for exchange will be deemed to have waived the right to receive any payment in respect of interest on the Initial Notes accrued up to the date of the issuance of the Exchange Notes.

           The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

           THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF
INITIAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE
TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOXES.

HOLDER(S) SIGN HERE
(SEE INSTRUCTIONS 2, 5 and 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY
INSTRUCTION 2)

Must be signed by registered holder(s) (which term, for purposes of this document, shall include any participant in DTC) exactly as name(s) appear(s) on Certificate(s) for the Initial Notes hereby tendered or on the register of holders maintained by the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Initial Notes to comply with the restrictions on transfer applicable to the Initial Notes). If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

                                                                               (Signature(s) of Holder(s))

Date:                                         , 2002

Name(s):

                                                                                    (Please Print)

Capacity (Full Title):
                                                                                    (Please Print)

Address:

                                                                                 (Include Zip Code)

Area Code and Telephone Number:

                                                                   (Tax Identification or Social Security Number(s))

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 2 AND 5)

                                                                                                                  (Authorized Signature)

Name(s):
                                                                                    (Please Print)

Date:                                 , 2002

Name of Firm:

Capacity (Full Title):
                                                                                    (Please Print)

Address:

                                                                                (Include Zip Code)

Area Code and Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)	(See Instructions 1, 5 and 6)

To be completed ONLY if Exchange Notes or Initial Notes not tendered or accepted for exchange are to be issued in the name of a person or entity other than the registered holder of the Initial Notes whose name(s) appear(s) above.

To be completed ONLY if Exchange Notes or Initial Notes not tendered or accepted for exchange are to be sent to a person or entity other than the registered holder of the Initial Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Issue	Mail
☐ Initial Notes not tendered or accepted for exchange to:	☐ Initial Notes not tendered or accepted for exchange to:
☐ Exchange Notes to:	☐ Exchange Notes to:

Name(s): (Please Print)	Name(s): (Please Print)
Address:	Address:
(Include Zip Code)	(Include Zip Code)
Area Code and Telephone Number:	Area Code and Telephone Number:

(Tax Identification or Social Security Number(s))	(Tax Identification or Social Security Number(s))

                                                                  INSTRUCTIONS
                             Forming Part of the Terms and Conditions of the Exchange Offer

          1.     DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES;
GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if
Certificates are to be forwarded herewith or delivered by book-entry transfer as provided herein.
If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in
"The Exchange Offer -- Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile hereof), if required, properly completed and duly executed, with any required signature guarantees, and any other documents required by this
Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Initial Notes tendered in the Exchange Offer must be in denominations of a principal amount of $1,000 or integral multiples thereof.

          Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Initial Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Procedures for Tendering Initial Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the
Company, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the
Certificates (or a book-entry confirmation (as defined in this Prospectus)) representing all tendered Initial Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer" in the
Prospectus.

          The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Initial Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed
Delivery prior to the Expiration Date. As used herein and in the Prospectus, "Eligible
Institution" means a firm or other entity identified in Rule 17A(d)-15 under the Exchange Act as
"an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

          THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF
TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND
SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED
MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF
DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED,
PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN
ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY
DELIVERY. NO LETTERS OF TRANSMITTAL OR CERTIFICATES FOR INITIAL NOTES
SHOULD BE SENT TO THE COMPANY.

          The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile hereof), or tender by book-
entry transfer in accordance with ATOP, waives any right to receive any notice of the acceptance of such tender.

          2.     GUARANTEE OF SIGNATURES. Certificates for Initial Notes need not be endorsed and signature guarantees on a Letter of Transmittal or a notice of withdrawal, as the case may be, are unnecessary unless (a) a Certificate for Initial Notes is registered in a name other than that of the person surrendering the Certificate or (b) a registered holder completes the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in the Letter of
Transmittal. In the case of (a) or (b) above, such Certificates for Initial Notes must be duly endorsed or accompanied by a properly executed note power, with the endorsement or signature on the note power and on the Letter of Transmittal or the notice of withdrawal, as the case may be, guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an
"eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association (each an
"Eligible Institution"), unless surrendered on behalf of such Eligible Institution. See Instruction
5.

          3.     INADEQUATE SPACE. If the space provided in the box captioned "Description of Initial Notes" is inadequate, the Certificate number(s) and/or the principal amount of Initial
Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

          4.     PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Initial Notes
will be accepted only in the principal amount of $1,000 or integral multiples thereof. If less than all the Initial Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Initial Notes which are to be tendered in the box entitled "Principal Amount
Tendered." In such case, new Certificate(s) for the remainder of the Initial Notes that were evidenced by your old Certificate(s) will only be sent to the holder(s) of the Initial Notes, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, promptly after the Expiration Date. All Initial
Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

          Except as otherwise provided herein, tenders of Initial Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the
Exchange Agent at one of its addresses set forth above or in the Prospectus prior to the
Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Initial Notes to be withdrawn, include a statement that such holder is withdrawing his election to have such Initial Notes exchanged, the aggregate principal amount of Initial Notes to be withdrawn, and, if a Certificate for Initial Notes has been tendered, the name of the registered holder of the Initial Notes as set forth on such Certificate for the Initial Notes, if different from that of the person who tendered such Initial Notes. If Certificates for the Initial
Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Initial Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Initial Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Initial Notes tendered for the account of an Eligible Institution. If Initial Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under
"The Exchange Offer - Procedures for Tendering Initial Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial
Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission and must otherwise comply with the procedures of DTC.
Withdrawals of tenders of Initial Notes may not be rescinded. Initial Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer - Procedures for Tendering Initial Notes."

          All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Initial Notes which have been tendered but which are validly withdrawn will be returned to the holder(s) thereof (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-
entry procedures described in the Prospectus under "The Exchange Offer," such Initial Notes will be credited to an account maintained with DTC for the Initial Notes) without cost to such holder(s) promptly after withdrawal, unless such holder(s) has completed either the box entitled
"Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above.

          5.     SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the
Initial Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

          If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If any tendered Initial Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

          If this Letter of Transmittal or any Certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

          When this Letter of Transmittal is signed by the registered owner(s) of the Initial Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate note power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or note power(s) must be guaranteed by an Eligible
Institution.

          If this Letter of Transmittal is signed by a person other than the registered owner(s) of the
Initial Notes listed, the Certificates must be endorsed or accompanied by the appropriate note powers, signed exactly as the name or names of the registered owner(s) appear(s) on the
Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Initial Notes. Signatures on such Certificates or note powers must be guaranteed by an Eligible Institution.

          6.     SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are
to be issued in the name of a person or entity other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Initial Notes not tendered or accepted for exchange will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

          7.     IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Initial Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the
Prospectus under "The Exchange Offer - Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Initial Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Initial Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived.
The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

          8.     QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.
Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the
Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee. All other questions should be directed to the Company at: Conectiv, 800 King Street,
P.O. Box 231, Wilmington, Delaware 19899-0231, Attn: Treasury or (302) 429-3356.

          9.     30% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S.
Federal income tax law, a holder whose tendered Initial Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If the Exchange Agent is not provided with the correct
TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Initial Notes exchanged pursuant to the Exchange Offer may be subject to 30% backup withholding.

          The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.
If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of
Awaiting Taxpayer Identification Number in order to avoid backup withholding.
Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer
Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The
Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange
Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

          The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Initial Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Initial Notes. If the Initial
Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form
W-9" for additional guidance on which number to report.

          Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements.
Such holders should nevertheless complete the attached Substitute Form W-9, and write
"exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting the appropriate properly completed IRS Form
W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form
W-9" for additional guidance on which holders are exempt from backup withholding.

          Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S.
Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

          10.     WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

          11.     NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter of
Transmittal, shall waive any right to receive notice of the acceptance of Initial Notes for exchange.

          Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give such notice.

          12.     LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s)
representing Initial Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

          13.     SECURITY TRANSFER TAXES. Holders who tender their Initial Notes for exchange will be obligated to pay any transfer taxes in connection therewith. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of
Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND
ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE
AGENT PRIOR TO THE EXPIRATION DATE.

                                                                 TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                                                                      (See Instruction 9)

PAYOR'S NAME: Wachovia Trust Company, National Association
SUBSTITUTE FORM W-9 Department of Treasury Internal Revenue Service Payor's Request for Taxpayer Identification Number ("TIN") and Certification	PART 1 --	PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN:
Social Security Number or Employer Identification Number
	PART 2 --	TIN Applied for ☐
CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
	(1)		The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)

I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

	(3)		I am a U.S. Person (including a U.S. resident alien); and
	(4)		Any other information provided on this form is true and correct.

	Signature:		Date:

You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
RESULT IN BACKUP WITHHOLDING OF 30% OF ANY AMOUNTS PAID TO YOU PURSUANT TO
THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 30 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature			Date
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account		Give the SOCIAL SECURITY number of ---	For this type of account		Give the EMPLOYER IDENTIFICATION number of ---

1.	An individual's account	The individual	9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (5)

2.	Two of more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals (1)	10.	Corporate account	The corporation

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person (1)	11.	Religious, charitable, or educational organization account	The organization

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	12.	Partnership account held in the name of the business	The partnership

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor (1)	13.	Association, club, or other tax-exempt organization	The organization

6.	Account in the name of guardian or committee for a designated ward, minor or incompetent person	The ward, minor or incompetent person (3)	14.	A broker or registered nominee	The broker or nominee

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

8.	Sole proprietorship account	The owner (4)
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)	Circle the minor's name and furnish the minor's social security number.
(3)	Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)	Show the name of the owner.
(5)	List first and circle the name of the legal trust, estate or pension trust.
Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2

Obtaining a Number
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on
ALL payments include the following:

·     Payments described in section 6049(b)(5) to nonresident
           aliens.
·    Payments on tax-free covenant bonds under section 1451.
·    Payments made by certain foreign organizations.
·    Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(A)(a), 6045 and 6050A.
Privacy Act Notice. - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the number for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments. - If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Respect To Withholding. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

·	A corporation.
·	A financial institution.
·	An organization exempt from tax under section 501(a), or an individual retirement plan.
·	The United States or any agency or instrumentality thereof.
·	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof. thereof.
·	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
·	An international organization or any agency, or instrumentality thereof.
·	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
·	A real estate investment trust.
·	A common trust fund operated by a bank under section 584(a).
·	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
·	An entity registered at all times under the Investment Company Act of 1940.
·	A foreign central bank of issue.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
·	Payments to nonresident aliens subject to withholding under Section 1441.
·	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
·	Payments of patronage dividends where the amount received is not paid in money.
·	Payments made by certain foreign organizations.
·	Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
·

Payment of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

·	Payments of tax-exempt interest (including exempt-interest dividends under section 852).